1801 California St., Suite 5200 Denver, Colorado 80202 (720) 493-4256

May 1, 2017

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention: Gregory V. Nikiforow, Vice President

Re: Master Sub-Administration Agreement

Ladies and Gentlemen:

Reference is made to a Master Sub-Administration Agreement dated December 17, 2012, as amended (the “Sub-Administration Agreement”) by and among Transamerica Asset Management, Inc. and State Street Bank and Trust Company (“State Street”).

In accordance with Section 23, the Additional Funds provision, of the Sub-Administration Agreement, the undersigned hereby requests that State Street act as Sub-Administrator for each separate series of each Fund (as defined in the Sub-Administration Agreement) as listed on Schedule A attached hereto under the terms of the Sub-Administration Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 4 of the Sub-Administration Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Gunjan Kedia
Title:	Executive Vice President, Duly Authorized

Effective Date: May 1, 2017

SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

AS OF MAY 1, 2017

Management Investment Companies Registered with the SEC and Portfolios thereof, if any

Transamerica Funds

FUND NAME

Clear Track 2015

Clear Track 2020

Clear Track 2025

Clear Track 2030

Clear Track 2035

Clear Track 2040

Clear Track 2045

Clear Track 2050

Clear Track Retirement Income

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Intermediate Horizon

Transamerica Asset Allocation – Long Horizon

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Asset Allocation – Short Horizon

Transamerica Balanced II

Transamerica Bond

Transamerica Capital Growth

Transamerica Concentrated Growth

Transamerica Core Bond

Transamerica Developing Markets Equity

Transamerica Dividend Focused

Transamerica Dynamic Allocation

Transamerica Dynamic Income

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Event Driven

Transamerica Flexible Income

Transamerica Floating Rate

Transamerica Global Equity

Transamerica Global Long/Short Equity

Transamerica Global Multifactor Macro

Transamerica Global Real Estate Securities

Transamerica Growth

Transamerica Government Money Market

Transamerica High Quality Bond

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Income & Growth

Transamerica Inflation Opportunities

Transamerica Inflation-Protected Securities

Transamerica Intermediate Bond

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Equity Opportunities

Transamerica International Small Cap

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica Large Core

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Long/Short Strategy

Transamerica Managed Futures Strategy

Transamerica Mid Cap Growth

Transamerica Mid Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica MLP & Energy Income

Transamerica Multi-Cap Growth

Transamerica Multi-Managed Balanced

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Short-Term Bond

Transamerica Small Cap Core

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Stock Index

Transamerica Strategic High Income

Transamerica Total Return

Transamerica Unconstrained Bond

Transamerica US Growth

Transamerica Series Trust

Transamerica AB Dynamic Allocation VP

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Government Money Market VP (formerly, Transamerica Aegon Money Market VP)

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Barrow Hanley Dividend Focused VP

Transamerica BlackRock Equity Smart Beta 100 VP

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Smart Beta 50 VP

Transamerica BlackRock Smart Beta 75 VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica International Equity Index VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP (formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica Madison Balanced Allocation VP

Transamerica Madison Conservative Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Managed Risk – Balanced ETF VP

Transamerica Managed Risk – Conservative ETF VP

Transamerica Managed Risk – Growth ETF VP

Transamerica Market Participation Strategy VP

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica PineBridge Inflation Opportunities VP

Transamerica ProFund UltraBear VP

Transamerica QS Investors Active Asset Allocation – Conservative VP

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Transamerica QS Investors Active Asset Allocation – Moderate VP

Transamerica Small/Mid Cap Value VP

Transamerica T.Rowe Price Small Cap VP

Transamerica Torray Concentrated Growth VP

Transamerica TS&W International Equity VP

Transamerica U.S. Equity Index VP

Transamerica WMC US Growth VP

Transamerica WMC US Growth II VP

Transamerica Partners Portfolios

Transamerica Partners Balanced Portfolio

Transamerica Partners Government Money Market Portfolio

Transamerica Partners Large Value Portfolio

Transamerica Partners Funds Group

Transamerica Partners Balanced

Transamerica Partners Government Money Market

Transamerica Partners Large Value

Transamerica Institutional Asset Allocation – Intermediate Horizon

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

Transamerica Institutional Asset Allocation – Long Horizon

Transamerica Institutional Asset Allocation – Short Horizon

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Funds Group II

Transamerica Partners Institutional Balanced

Transamerica Partners Institutional Government Money Market

Transamerica Partners Institutional Large Value

Transamerica Asset Allocation – Intermediate Horizon

Transamerica Asset Allocation – Intermediate/Long Horizon

Transamerica Asset Allocation – Long Horizon

Transamerica Asset Allocation – Short Horizon

Transamerica Asset Allocation – Short/Intermediate Horizon

Transamerica Asset Allocation Variable Funds

Transamerica Asset Allocation – Intermediate Horizon Subaccount

Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount

Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Small Company Growth Liquidating Trust

Transamerica Global Allocation Liquidating Trust

Transamerica Arbitrage Strategy Liquidating Trust